Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350) as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Steven M. Cates, Chief Financial Officer and Senior Vice President – Finance of Westwater Resources, Inc. (the “Company”), hereby certifies that, to the best of his knowledge:

(1) The Annual Report on Form 10-K of the Company for the period ended December 31, 2023 (the “Report”), which this certification is attached as Exhibit 32.2, fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven M. Cates
Steven M. Cates
Chief Financial Officer and Senior Vice President – Finance
March 19, 2024